UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2006

WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-23819	76-0547762
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8121 Bee Caves Road, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code) (512) 732-0932

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure

The management of Wilson Holdings, Inc. (the “Company”) will present an overview of its business on Thursday, November 30, 2006 at the National Investment Banking Association’s Capital Conference being held at the Westin Casuarina Hotel & Spa in Las Vegas, Nevada. Attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) is a copy of the slide presentation to be made by the Company at the conference.

This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Presentation materials dated November 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON HOLDINGS, INC.

Dated:	November 30, 2006	By:	/s/ Arun Khurana
Arun Khurana
Vice President and Chief Financial
Officer